PUTNAM
                                                     ARIZONA
                                                     TAX EXEMPT
                                                     INCOME FUND


                                [GRAPHIC OMITTED:
                                    art work]

SEMIANNUAL REPORT
November 30, 1995
                                     [LOGO:
                            BOSTON - LONDON - TOKYO]

FUND HIGHLIGHTS

o "ONE INVESTOR'S WORRY IS ANOTHER'S OPPORTUNITY. THAT'S THE MORAL OF THE STORY OF THE MUNICIPAL BOND MARKET NOW, WHERE FEARS OF A FLAT TAX HAVE MADE MUNIS EXTREMELY ATTRACTIVE."
                                                      -- FORTUNE, SEPTEMBER 1995

o "[T]HE UPHEAVAL IN THE MUNI MARKET HAS CREATED SOME GREAT DEALS FOR INVESTORS WHO KNOW WHERE TO LOOK.
                                                         -- MONEY, NOVEMBER 1995


   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

13 Portfolio holdings

17 Financial statements

FROM THE CHAIRMAN

                                                          [GRAPHIC OMITTED:
                                                              Photo of
                                                           George Putnam]
                                                         (C) Karsh, Ottawa

Dear Shareholder:

Tax-exempt bond investors will long remember 1995 as a year of highs and lows in market results. The year began as the bond market was coming off one of its worst periods in recent memory. Just as things began to look brighter for tax-exempt bonds, talk in Washington about tax reform cast a wave of uncertainty over investors.

By the time Putnam Arizona Tax Exempt Income Fund entered its new fiscal year in June, investors had begun to regain their composure, realizing how remote enactment of any tax-reform legislation was likely to be in an election year. As the fund reached the fiscal year's midpoint on November 30, 1995, shareholders could look back on a period of impressive recovery.

Furthermore, because of the earlier interruption over tax-reform proposals, Fund Manager Howard Manning believes the rally will be sustained during the second half of fiscal 1996.

As we notified shareholders earlier, the roman numeral "II" has been omitted from the name of your fund. Since there is only one fund, the "II" designation is not necessary.

Respectfully yours,

/s/ George Putnam
    George Putnam
    Chairman of the Trustees
    January 17, 1996

REPORT FROM THE FUND MANAGER
HOWARD MANNING

   Although flat-tax concerns have dampened investor enthusiasm for municipals since last spring, prices of Arizona bonds have been somewhat sheltered by an umbrella of firm demand. In addition to Arizona investors seeking tax-exempt income, such nontraditional buyers as insurance companies have shown increased interest in the state's bonds. This heightened demand, combined with our successful securities selection, produced attractive performance for the six months ended November 30, 1995: class A and class B shares returned 5.22% and 4.78%, respectively, both at net asset value.

o  STRONG RELATIVE PERFORMANCE: A MATTER OF PERSPECTIVE

   After overcoming a brief stall in midsummer, the broad fixed-income market continued its impressive run throughout the six months ended November 30, 1995. Increased investor confidence in the Federal Reserve Board's ability to thwart inflation and effectively manage economic growth over the long term fueled the gains of most fixed-income investments. Indeed, the rally had gained such momentum by period's end that the current yield on the benchmark 30-year Treasury bond seems to be fast approaching the historically low level of 5.79% reached in October 1993.

   On an absolute basis, municipal bonds participated in the rally's strength in a highly respectable fashion. However, their performance relative to taxable investments may appear somewhat lackluster. Investors' lingering concerns about the perceived effects of the flat-tax proposal introduced in April -- which, in its purest form, would deprive municipal bonds of their beneficial tax treatment -- prevented your fund's investments from attaining the full price appreciation potential presented by the favorable investment environment.

o  FOCUS ON BOND QUALITY, STRUCTURE

   Market technicals continue to be favorable for Arizona bonds, with 1995 new-issue volume down a dramatic 24.4% from 1994 levels. However, this reduced quantity of new bonds coupled with scant secondary market supply and continued strong demand has had a side effect: quality spreads among various bonds have contracted considerably. That is, there is little price difference between top- and lower-quality bonds in the current market. As a result, although we will still explore opportunities on the lower end of the quality spectrum when justified by our research, in most instances we find shareholders are not adequately compensated for assuming added credit risk. Our strategy, therefore, has been to maintain a portfolio of high-quality, price-sensitive bonds, reflecting an optimistic outlook for interest rates.

   We believe these narrow quality spreads present an ideal opportunity to enhance the overall quality of your fund. Since our last report, we have reduced the portfolio's holdings of BBB and A-rated issues by 9.5% and 4.1%, respectively, and reinvested the proceeds into AA- and AAA-rated bonds. As a result, bonds in the AAA and AA categories now total 73% of the fund, an increase of approximately 13% since May 31, 1995.


[GRAPHIC OMITTED: line chart: BOND YIELDS: MUNICIPALS VERSUS TREASURIES
 Y-axis reads (top to bottom) 8% to 5% in one percent decrements
 X-axis reads (left to right) 11/94 through 11/95 in one-year increments
 A solid black line represents Municipal bond yields, ranging from 6.93%
 to 5.56% (see plot points below: "Municipal")
 A solid white line represents Treasury bond yields, ranging from 8.0% to 6.13% (see plot points below: "Treasury")
  Municipal         Treasury
  ---------         --------
    6.93%             8.00%
    6.70              7.88
    6.39              7.70
    6.00              7.44
    6.03              7.33
    5.76              6.65
    6.00              6.62
    6.02              6.65
    5.96              6.50
    5.74              6.33
    5.56              6.13
Caption reads:
 Chart compares the yield of an average 30-year general obligation municipal bond with the yield of an average 30-year Treasury bond during the 12 months ended 11/30/95. Interest and principal payments of Treasury bonds are backed by the full faith and credit of the U.S. government, while those of municipal bonds have no such guarantee. Source: Bloomberg.]

   Credit quality alone, however, is not enough to assure attractive returns. When selecting securities for purchase, we pay particular attention to the bond structure (coupon, maturity, call protection) that we believe offers the greatest opportunity for price appreciation. We limit exposure to par bonds (bonds priced at or near face value) and concentrate purchases on discount bonds with reasonable levels of call protection. Discount bonds tend to advance in price quickly as interest rates decline. Of course, they are also apt to decline in price rapidly as interest rates rise. Prices of par bonds, on the other hand, are inclined to rise less than prices of discounts as interest rates decline. Since we currently believe that rates are more likely to move downward than upward, par bonds appear to be the less desirable investments at present.

o  HOSPITALS OFFER INCOME, POTENTIAL GAINS IF PREREFUNDED

   Even though we have reduced the fund's allocation to the health-care sector by 6% to 20% as part of our upgrading strategy, we still consider hospital bonds to be important core holdings for the portfolio. By carefully concentrating on a few names, we attempt to identify improving situations that provide your fund with generous income as well as the possibility of significant price appreciation in the event of a prerefunding.

   As we discussed in May's annual report, prerefundings occur when a municipal issuer sells new bonds to eliminate older, higher-cost debt, not unlike a homeowner refinancing his or her mortgage when interest rates fall. Proceeds of the new issue are used to establish an account that is invested in AAA-rated government securities. These securities and their earnings then provide payment on the old bonds until they are redeemed by the issuer on the earliest call date. While there can be no guarantees, the improved credit quality of the prerefunded bonds generally translates into higher prices.

   Potential refunding candidates owned by your fund include the bonds of the Casa Grande Regional Medical Center, a hospital that benefits from its presence in the state's fastest growing county, located halfway between the major cities of Phoenix and Tucson. Bonds issued by the Sierra Vista Community Hospital, a facility with a solid market position as a sole provider in a desirable, well-

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS* showing
 Hospitals/Health care                20.0%
 Utilities/Water and Sewerage         15.2%
 Transportation/Airline                7.7%
 Housing                               7.0%
Footnote Reads:
 *Based on net assets on 11/30/95. Holdings will vary over time.]


   populated retirement area, offer another example. Both of these holdings possess large interest payments -- in excess of 8% annually -- that could conceivably be refinanced at lower rates. The relatively high interest payments of these bonds, along with the improving creditworthiness of the issuers, make them ideal candidates for a possible prerefunding.

o  FUNDAMENTALS ARE SOUND, VALUATIONS APPEALING

   As we enter the second half of fiscal 1996, we expect conditions for investing in fixed-income securities to remain hospitable. Subsiding inflation, a benign interest rate environment, and decelerating economic growth seem likely to continue. Government, on both the state and national levels, is addressing for the first time in history the issue of how to be more efficient. Such attention to fiscal responsibility bodes well for the fundamental structure of the municipal market. Going forward, we will continue to carefully monitor market events as they unfold and position your fund to benefit from longer-term trends.

   The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/95, there is no guarantee the fund will continue to hold these securities in the future.

PERFORMANCE SUMMARY

PERFORMANCE SHOULD ALWAYS BE CONSIDERED IN LIGHT OF A FUND'S INVESTMENT STRATEGY. PUTNAM ARIZONA TAX EXEMPT INCOME FUND IS DESIGNED FOR INVESTORS SEEKING A HIGH LEVEL OF CURRENT INCOME FREE FROM FEDERAL AND ARIZONA STATE INCOME TAXES, CONSISTENT WITH PRESERVATION OF CAPITAL.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 11/30/95
                           CLASS A               CLASS B             CLASS M
INCEPTION DATES           (1/30/91)             (7/15/93)           (7/3/95)
                        NAV        POP        NAV        CDSC     NAV       POP
--------------------------------------------------------------------------------
6 months               5.22%      0.22%      4.78%      -0.22%     --        --
--------------------------------------------------------------------------------
1 year                18.67      13.04      17.85       12.85      --        --
--------------------------------------------------------------------------------
Life of class         46.32      39.44      10.66        7.72    6.46%     2.98%
Annual average         8.18       7.11       4.35        3.17      --        --
--------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS
ENDED 11/30/95
                                    LEHMAN BROS.
                                  MUNICIPAL BOND                       CONSUMER
                                      BOND INDEX                    PRICE INDEX
--------------------------------------------------------------------------------
6 months                                    5.18%                          0.92%
--------------------------------------------------------------------------------
1 year                                     18.90                           2.61
--------------------------------------------------------------------------------
Life of class A                            49.16                          14.12
Annual average                              8.61                           2.77
--------------------------------------------------------------------------------
Life of class B                            15.66                           6.37
Annual average                              6.30                           2.63
--------------------------------------------------------------------------------
Life of class M                             6.10                           0.72
--------------------------------------------------------------------------------
Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 4.75% maximum sales charge for class A shares and 3.25% for class M shares. CDSC for class B shares assumes 5% maximum contingent deferred sales charge.

TOTAL RETURN FOR PERIODS ENDED 12/31/95
(most recent calendar quarter)

                            CLASS A              CLASS B              CLASS M
                           (1/30/91)            (7/15/93)            (7/3/95)
                         NAV      POP        NAV       CDSC       NAV       POP
--------------------------------------------------------------------------------
1 year                 16.90%   11.32%     16.23%     11.23%       --        --
--------------------------------------------------------------------------------
Life of class          47.68    40.74      11.77       8.80      7.55%     4.03%
Annual average          8.25     7.19       4.63       3.49        --        --
--------------------------------------------------------------------------------

PRICE AND DISTRIBUTION INFORMATION
6 months ended 11/30/95
                            CLASS A             CLASS B                CLASS M
--------------------------------------------------------------------------------
Distributions (number)            6                   6                      5
--------------------------------------------------------------------------------
Income                    $0.239585           $0.211360              $0.184682
--------------------------------------------------------------------------------
Capital gains(1)
 Long-term                       --                  --                     --
 Short-term                      --                  --                     --
--------------------------------------------------------------------------------
TOTAL                     $0.239585           $0.211360              $0.184682
--------------------------------------------------------------------------------

SHARE VALUE:                  NAV        POP         NAV         NAV       POP
--------------------------------------------------------------------------------
5/31/95                     $9.01      $9.46       $9.00          --        --
--------------------------------------------------------------------------------
7/3/95                         --         --          --       $8.86     $9.16
--------------------------------------------------------------------------------
11/30/95                    $9.23      $9.69       $9.21       $9.24     $9.55
--------------------------------------------------------------------------------

CURRENT RETURN
--------------------------------------------------------------------------------
End of period
Current dividend rate(2)     5.15%      4.90%       4.49%       4.81%     4.65%
--------------------------------------------------------------------------------
Taxable equivalent(3)         9.03       8.59        7.87        8.44      8.16
--------------------------------------------------------------------------------
Current 30-day SEC yield(4)  4.49       4.28        3.84        4.40      4.25
--------------------------------------------------------------------------------
Taxable equivalent(3)        7.87       7.51        6.73        7.72      7.45
--------------------------------------------------------------------------------
(1)Capital gains are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes. (2)Income portion of most recent distribution, annualized and divided by NAV or POP at end of period. (3)Assumes maximum combined state and federal tax rates of 42.98%. Results for investors subject to lower tax rates would not be as advantageous. (4)Based on investment income, calculated using SEC guidelines.

TERMS AND DEFINITIONS

CLASS A SHARES are generally subject to an initial sales charge.

CLASS B SHARES may be subject to a sales charge upon redemption.

CLASS M SHARES have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge upon redemption.

NET ASSET VALUE (NAV) is the value of the fund's assets, minus any liabilities, divided by the number of outstanding common shares, not including any initial or contingent deferred sales charge.

PUBLIC OFFERING PRICE (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

CONTINGENT DEFERRED SALES CHARGE (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

LEHMAN BROTHERS MUNICIPAL BOND INDEX is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.

CONSUMER PRICE INDEX (CPI) is a commonly used measure of inflation; it does not represent an investment return.

RELATIVE RISK/REWARD POTENTIAL OF PUTNAM FUNDS

These illustrations provide a simplified guide to the risk/reward potential for funds within each category of the Putnam Family of Funds and are not intended as investment advice. Your investment advisor can help you evaluate your risk tolerance.

These rankings are relative only to Putnam funds and should not be compared to other investments. There is no guarantee that one Putnam fund will be less volatile than another, since each fund has its own investment risks. That's why it is essential to read the fund's prospectus before investing.


PUTNAM GROWTH FUNDS

[GRAPHIC OMITTED: showing "Lower Risk/Lower Reward Potential" to
 "Higher Risk/Higher Reward Potential" of the following:
 Investors; Diversified Equity(1); Global Growth(1); Vista; Natural Resources; Health Sciences; Voyager & Voyager II; Overseas Growth(1); Europe Growth(1); New Opportunities(2); OTC Emerging Growth(2) & Int'l New Opportunities(1,2); Asia Pacific Growth(1)]


PUTNAM GROWTH AND INCOME FUNDS

[GRAPHIC OMITTED: showing "Lower Risk/Lower Reward Potential" to
 "Higher Risk/Higher Reward Potential" of the following:
 Balanced Retirement; Utilities Growth and Income; George Putnam; Convertible Income-Growth; Equity Income; Fund for Growth and Income; Putnam Growth and Income Fund II]


(1) Foreign investments are subject to certain risks, such as currency fluctuations and political developments, that are not present with domestic investments.

(2) This fund invests all or a portion of its assets in small to medium-sized companies, which increases the risk of price fluctuations.

(3) While U.S. government backing of individual securities does not insure your principal, which will fluctuate, it does guarantee that the fund's government-backed holdings will make timely payments of interest and principal.

PUTNAM INCOME FUNDS

[GRAPHIC OMITTED: showing "Lower Risk/Lower Reward Potential" to
 "Higher Risk/Higher Reward Potential" of the following:
 Money Market(4); Adjustable Rate U.S. Gov't.(3); Intermediate U.S. Gov't.(3); U.S. Gov't. Income(3); American Gov't. Income(3); Federal Income(3); Diversified Income(1,3,5); Income; Preferred Income; Global Gov't.(1,5);
 High Yield(5); High Yield Advantage(5)]


PUTNAM TAX-FREE FUNDS(6)

[GRAPHIC OMITTED: showing "Lower Risk/Lower Reward Potential to
 "Higher Risk/Higher Reward Potential" of the following:
 Tax Exempt Money Market(4); Intermediate Tax Exempt; Tax-Free Insured(7); Tax Exempt Income; Single-state tax-free funds*; Municipal Income; Tax-Free High Yield(5)]


  * State tax-free funds available for Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. Not available in all states.


LIFESTAGE(SM) FUNDS

Putnam Asset Allocation Funds -- three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments. The three portfolios are:

o   PUTNAM ASSET ALLOCATION: BALANCED PORTFOLIO

o   PUTNAM ASSET ALLOCATION: CONSERVATIVE PORTFOLIO

o   PUTNAM ASSET ALLOCATION: GROWTH PORTFOLIO

    Please call your financial advisor -- or Putnam at 1-800-225-1581 -- to obtain a prospectus for any Putnam fund. The prospectus contains more complete information, including risk considerations, charges, and expenses. Read it carefully before you invest or send money.


(4) The fund is managed to maintain a steady price of $1.00 per share, although there is no assurance this price can be maintained in the future.

(5) The lower credit ratings of high-yield corporate and municipal bonds reflect a greater possibility that adverse changes in the economy or their issuers may affect their ability to pay principal and interest on the bonds.

(6) Income may be subject to state and local taxes. Capital gains, if any, are taxable for federal and, in most cases, state purposes.

(7) Bond insurance does not guarantee principal or protect against changes in market price.

PORTFOLIO OF INVESTMENTS OWNED
November 30, 1995 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC      --  American Municipal Bond Assurance Corporation
COP        --  Certificate of Participation
FGIC       --  Federal Guaranty Insurance Corporation
FHA        --  Federal Housing Administration
FSA        --  Financial Security Assurance
G.O. Bonds --  General Obligation Bonds
IFB        --  Inverse Floating Bonds
MBIA       --  Municipal Bond Investors Assurance Corp.

MUNICIPAL BONDS AND NOTES (103.5%)*
PRINCIPAL AMOUNT                                                   RATINGS**          VALUE

ARIZONA (92.0%)
-------------------------------------------------------------------------------------------
$1,975,000   AZ State Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds
             (Phoenix Mem. Hosp.), 8.2s, 6/1/21                        BBB     $  2,157,688
 1,500,000   AZ State Student Loan Acquisition Auth. Rev. Bonds,
             Ser. B, 6.6s, 5/1/10                                       AA        1,620,000
 7,000,000   AZ State Trans. Board Excise Tax Rev. Bonds
             (Maricopa Cnty. Regional Area B), AMBAC,
             6s, 7/1/05                                                AAA        7,665,000
 2,500,000   AZ State Trans. Board Hwy. Rev. Bonds,
             Ser. A, 6 1/2s, 7/1/11                                     AA        2,793,750
 1,450,000   Chandler, G.O. Bonds, FGIC, 8s, 7/1/10                    AAA        1,883,188
 1,100,000   Chandler Street & Hwy. Rev. Bonds, MBIA, 8s,
             7/1/11                                                    AAA        1,432,750
 2,150,000   Chandler, Wtr. & Swr. Rev. Bonds, FGIC, 8s, 7/1/14        AAA        2,840,688
   750,000   Cochise Cnty., U. School Dist. No. 68
             Rev. Bonds, FGIC, 7 1/2s, 7/1/09                          AAA          923,438
 3,880,000   Gila Cnty., Indl. Dev. Auth. Poll Control Rev. Bonds
             (Asarco Inc. Project), Ser. 85, 8.9s, 7/1/06              Baa        4,224,350
 1,000,000   Gilbert, Wtr. & Swr. Rev. Bonds, FGIC, 6 1/2s, 7/1/22     AAA        1,081,250
 1,000,000   Glendale Indl. Dev. Auth. Edl. Fac. Rev. Bonds,
             7 1/8s, 7/1/20                                            AAA        1,140,000
 2,700,000   Maricopa Cnty., Indl. Dev. Auth. Hlth. Fac. IFB,
             MBIA, 7.752s, 7/1/13                                      AAA        2,811,375
             Maricopa Cnty., Indl. Dev. Auth. Hosp. Fac.
             Rev. Bonds
 3,500,000   (Samaritan Hlth. Svcs.), Ser. A, MBIA, 7s, 12/1/16        AAA        4,221,875
 3,100,000   (Samaritan Hlth. Svc. Hosp.-B2), MBIA,
             3.8s, 12/1/08                                               A        3,100,000
 2,670,000   Maricopa Cnty., Indl. Dev. Auth. Multi-Fam.
             Hsg. Rev. Bonds (Laguna Point Apt. Project),
             6 3/4s, 7/1/19                                              A        2,763,450

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                                   RATINGS**          VALUE

ARIZONA (continued)
-------------------------------------------------------------------------------------------
$2,015,000   Maricopa Cnty., Indl. Dev. Auth. Rev. Bonds
             (Catholic Hlth. care) MBIA, 5s, 7/1/15                    AAA     $  1,909,213
 1,910,000   Maricopa Cnty., Indl. Dev. Auth. Single Fam. Mtge.
             Rev. Bonds, Ser. A, 7 1/2s, 8/1/12                         AA        2,053,250
 3,650,000   Maricopa Cnty. Unified School Dist. #48
             IFB, 5.55s, 7/1/14, (acquired 6/28/95,
             cost $3,300,622)++                                         AA        3,426,438
 4,000,000   Maricopa Cnty. Unified School Dist. #80
             Rev. Bonds (Paradise Valley Project), Ser. B,
             MBIA, 5 1/4s, 7/1/15                                      AAA        3,930,000
             Maricopa Cnty. Unified School Dist. No 80
             Rev. Bonds (Chandler), MBIA
   500,000   zero %, 7/1/11                                            AAA          207,500
 1,000,000   zero %, 7/1/09                                            AAA          473,750
 2,000,000   Maricopa Cnty., School Dist. No 028 Rev. Bonds
             (Kyrene Elem.), Ser. C, FGIC, zero %, 1/1/11              AAA          892,500
 1,475,000   Mohave Cnty., Indl. Dev. Auth. Multi-Fam. Mtge.
             Rev. Bonds (Coopers Ridge Apts.) FHA, 7 3/8s,
             4/1/32                                                    AAA        1,596,688
10,000,000   Phoenix Civic Impt. Corp. Wastewtr. Syst. Lease
             Rev. Bonds, MBIA, 5s, 7/1/18                              AAA        9,412,500
             Phoenix G.O. Bonds
 6,250,000   5s, 7/1/19                                                 AA        5,921,875
 4,040,000   Ser. B, 5s, 7/1/16                                         AA        3,863,250
 1,600,000   Phoenix Hsg. Fin. Corp. Mtg. Rev. Bonds,
             Ser. A, MBIA, 6.9s, 1/1/23                                AAA        1,672,000
 4,800,000   Phoenix, Civic Impt. Corp. Wtr. Syst. Rev. Bonds,
             FGIC, 5 1/2s, 7/1/24                                      AAA        4,758,000
 1,000,000   Phoenix, Civic Impt. Corp. Wastewater Syst.
             Lease Rev. Bonds, 6 1/8s, 7/1/23                          AAA        1,111,250
 1,000,000   Phoenix, G.O. Bonds, 6 3/8s, 7/1/13                        AA        1,071,250
 2,150,000   Phoenix, Indl. Dev. Auth. Mtge. Rev. Bonds
             (Chris Ridge Village Project), FHA, 6.8s, 11/1/25         AAA        2,238,688
   955,000   Phoenix, Indl. Dev. Auth. Rev. Bonds
             (Christian Care Retirement Apts.), Ser. A,
             10 1/4s, 1/1/18                                          BB/P        1,009,913
 1,000,000   Pima Cnty. Indl. Dev. Auth. Hlth. Care Corp.
             Rev. Bonds (Carondelet Hlth. Care Corp.),
             MBIA, 5.2s, 7/1/10                                        AAA          992,500
 1,000,000   Pima Cnty., School Dist. No. 1 Rev. Bonds,
             FGIC, 7 1/2s, 7/1/08                                      AAA        1,238,750
 2,000,000   Pinal Cnty., COP, 6 1/2s, 6/1/09                           AA        2,127,500
             Pinal Cnty., Indl. Dev. Auth. Rev. Bonds
             (Casa Grande Regl. Med. Ctr.)
 1,960,000   9s, 12/1/13                                              BB/P        2,035,499
 2,000,000   Ser. A, 8 1/8s, 12/1/22                                  BB/P        2,152,500
             Salt River, Project Agric. Impt. & Pwr. Dist. Elec.
             Syst. Rev. Bonds
 3,000,000   7.028s, 1/1/19 (acquired 3/16/93, cost $3,015,459)++        A        3,090,000
 3,500,000   Ser. B, MBIA, 5 1/4s, 1/1/19                              AAA        3,381,875
 5,000,000   Ser. D, 5s, 1/1/30                                         AA        4,575,000

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                                   RATINGS**          VALUE

ARIZONA (continued)
-------------------------------------------------------------------------------------------
$3,350,000   5s, 1/1/13                                                AAA     $  3,367,344
 4,400,000   Scottsdale G.O. Bonds 5s, 7/1/15                           AA        4,235,000
 4,000,000   Scottsdale Ind. Dev. Auth. Rev. Bonds
             (First Mtge. Westminster Village), Ser. A,
             8 1/4s, 6/1/15                                           BB/P        4,330,000
 1,000,000   Scottsdale Indl. Dev. Auth. Hosp. Rev. Bonds
             (Scottsdale Memorial Hosp.), AMBAC,
             5 1/4s, 9/1/18                                            AAA          956,250
 1,000,000   Sedona, COP, 7.2s, 4/1/12                               BBB/P        1,047,500
             Sierra Vista, Indl. Dev. Auth. Hosp. Rev. Bonds
             (Sierra Vista Cmnty. Hosp. Project)
 1,800,000   8 3/4s, 12/1/16                                           BBB        1,953,000
 1,995,000   8 1/2s, 12/1/21                                         BBB/P        2,216,944
 2,745,000   8 1/4s, 12/1/14                                         BBB/P        3,057,244
 1,000,000   South Tucson, Muni. Property Corp. Fac. Rev. Bonds,
             8 1/2s, 6/1/05                                             BB        1,137,500
 1,630,000   Tempe. G.O. Bonds, 4.5s, 07/01/15                          AA        1,463,137
 1,200,000   Tucson Str. & Hwy. User Rev. Bonds, Ser. A,
             MBIA, 5s, 7/1/15                                          AAA        1,143,000
 4,000,000   Tucson, Arpt. Auth. Special Fac. Rev. Bonds
             (Lockheed Aermod Ctr. Inc.), 8.7s, 9/1/19                   A        4,665,000
 3,000,000   Tucson, G.O. Bonds, Ser. A, 5 3/8s, 7/1/20                 AA        2,970,000
   905,000   Tucson, Indl. Dev. Auth. Multi-Fam. Rev. Bonds
             (La Entrada), 7.4s, 7/1/26                                AAA          959,300
 1,000,000   U. of AZ, COP
             (Telecommunications Syst.), 6 1/2s, 7/15/12                 A        1,081,250
 1,450,000   U. of AZ, Med. Ctr. Corp. Hosp., Rev. Bonds
             MBIA, 6 7/8s, 7/1/21                                      AAA        1,653,000
             U. of AZ, Rev. Bonds
 1,000,000   Ser. B, 6.9s, 6/1/16                                       AA        1,121,250
 1,000,000   6 1/4s, 6/1/11                                             AA        1,067,500
 3,475,000   U. of Arizona Medical Ctr MBIA, 5s, 7/1/21                AAA        3,231,750
                                                                               ------------
                                                                                147,456,460

PUERTO RICO (11.5%)
-------------------------------------------------------------------------------------------
             Comnwlth. of Puerto Rico, Hwy. & Trans. Auth.
             Rev. Bonds
$2,500,000   Ser. X, 5 1/4s, 7/1/21                                      A     $  2,350,000
 1,000,000   Ser. X, 5s, 7/1/22                                          A          905,000
 2,500,000   Comnwlth. of Puerto Rico Aqueduct & Swr. Auth.
             Rev. Bonds, Ser. A, 7 7/8s, 7/1/17                        Baa        2,775,000
 2,250,000   Comnwlth. of Puerto Rico IFB
             FSA, 7.677s, 7/1/20                                       AAA        2,396,250
 2,000,000   Puerto Rico Elec Pwr. Auth. Rev. Bonds,
             Ser. Z, 5 1/4s, 7/1/21                                      A        1,902,500
             Puerto Rico Pub. Bldgs. Auth., Gtd. Edl. & Hlth.
             Facs. Rev. Bonds
 1,375,000   Ser. H, 7 7/8s, 7/1/16                                    AAA        1,488,438

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                                   RATINGS**          VALUE

PUERTO RICO  (continued)
-------------------------------------------------------------------------------------------
$1,500,000   Ser. L, 6 7/8s, 7/1/21                                    AAA     $  1,736,250
 1,200,000   Comnwlth. of Puerto Rico Rev Bonds, AMBAC,
             5s, 7/1/21                                                AAA        1,128,000
 3,925,000   U. of Puerto Rico Rev. Bonds, Ser. M, MBIA,
             5 1/4s, 6/1/25                                            AAA        3,836,688
                                                                               ------------
                                                                               $ 18,518,126
-------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS (cost $157,247,809)***                           $165,974,586
-------------------------------------------------------------------------------------------

  * Percentages indicated are based on net assets of $160,339,297.

 ** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 1995 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 1995. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

*** The aggregate identified cost on a tax cost basis is $157,247,809, resulting in gross unrealized appreciation and depreciation of $8,952,468 and $225,691, respectively, or net unrealized appreciation of $8,726,777.

 ++ Restricted as to public resale. At the date of acquisition these securities were valued at cost. There were no outstanding securities of the same class as those held. Total market value of restricted securities owned at November 30, 1995 was $6,516,438 or 4% of net assets.

    The fund had the following insurance concentration greater than 10% of net assets at November 30, 1995.

                  MBIA                               27.1%

    The fund had the following industry group concentrations greater than 10% of net assets at November 30, 1995.

                  Hospitals/Health Care              20.0%
                  Utilities/Water & Sewerage         15.2

    The rates shown on Variable Rate Demand Notes (VRDN) and Inverse Floating Bonds (IFB) which are securities paying variable interest rates that vary inversely to changes in the market interest rates, are the current interest rates at November 30, 1995, which are subject to change based on the terms of the security.

    The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1995 (Unaudited)

ASSETS
-------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $157,247,809) (Note 1)                            $165,974,586
-------------------------------------------------------------------------------
Cash                                                                      2,158
-------------------------------------------------------------------------------
Interest receivable                                                   3,723,069
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                  103,239
-------------------------------------------------------------------------------
Receivable for securities sold                                           95,000
-------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                2,953
-------------------------------------------------------------------------------
TOTAL ASSETS                                                        169,901,005

LIABILITIES
-------------------------------------------------------------------------------
Distributions payable to shareholders                                   196,135
-------------------------------------------------------------------------------
Payable for securities purchased                                      8,790,156
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                              227,698
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                            237,111
-------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                               105
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)               17,657
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                              1,363
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                   61,715
-------------------------------------------------------------------------------
Other accrued expenses                                                   29,768
-------------------------------------------------------------------------------
TOTAL LIABILITIES                                                     9,561,708
-------------------------------------------------------------------------------
NET ASSETS                                                         $160,339,297

REPRESENTED BY
-------------------------------------------------------------------------------
Paid-in capital (Note 4)                                           $155,607,282
-------------------------------------------------------------------------------
Undistributed net investment income                                      70,714
-------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions
and futures contracts (Note 1)                                       (4,065,476)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                            8,726,777
-------------------------------------------------------------------------------
TOTAL -- REPRESENTING NET ASSETS APPLICABLE TO CAPITAL SHARES
OUTSTANDING                                                        $160,339,297

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
-------------------------------------------------------------------------------
Net asset value and redemption price of class A shares
($137,068,087 divided by 14,857,181 shares)                               $9.23
-------------------------------------------------------------------------------
Offering price per share (100/95.25 of $9.23)*                            $9.69
-------------------------------------------------------------------------------
Net asset value and offering price of class B shares
($23,269,141 divided by 2,525,898 shares)+                                $9.21
-------------------------------------------------------------------------------
Net asset value and redemption price of class M shares ($2,069
divided by 224 shares)                                                    $9.24
-------------------------------------------------------------------------------
Offering price per share (100/96.75 of $9.24)**                           $9.55
-------------------------------------------------------------------------------
 * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.
** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
 + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
Six months ended November 30, 1995 (Unaudited)

TAX EXEMPT INTEREST INCOME                                           $4,868,050
-------------------------------------------------------------------------------

EXPENSES:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                        471,601
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                           90,845
-------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                             5,328
-------------------------------------------------------------------------------
Reports to shareholders                                                  36,413
-------------------------------------------------------------------------------
Auditing                                                                 30,541
-------------------------------------------------------------------------------
Legal                                                                    12,130
-------------------------------------------------------------------------------
Administrative services (Note 2)                                          4,081
-------------------------------------------------------------------------------
Postage                                                                  13,054
-------------------------------------------------------------------------------
Registration fees                                                           225
-------------------------------------------------------------------------------
Distribution Fees (Note 2)
-------------------------------------------------------------------------------
  Class A                                                               135,404
-------------------------------------------------------------------------------
  Class B                                                                93,554
-------------------------------------------------------------------------------
  Class M                                                                     4
-------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                            5,378
-------------------------------------------------------------------------------
Other                                                                     2,067
-------------------------------------------------------------------------------
TOTAL EXPENSES                                                          900,625
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                             (129,262)
-------------------------------------------------------------------------------
NET EXPENSES                                                            771,363
-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                 4,096,687
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                      2,213,327
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Notes 1 and 3)                   63,320
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period          1,623,283
-------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                               3,899,930
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $7,996,617
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                SIX MONTHS ENDED    NINE MONTHS
                                                     NOVEMBER 30   ENDED MAY 31
                                                            1995*          1995
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                               $  4,096,687   $  6,635,084
-------------------------------------------------------------------------------
Net realized gain (loss) on investment
transactions                                           2,276,647     (3,979,037)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments             1,623,283      6,447,029
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                        7,996,617      9,103,076
-------------------------------------------------------------------------------
Distributions to shareholders from:
-------------------------------------------------------------------------------
  Net investment income
-------------------------------------------------------------------------------
    Class A                                           (3,613,769)    (5,840,450)
-------------------------------------------------------------------------------
    Class B                                             (518,962)      (700,347)
-------------------------------------------------------------------------------
    Class M                                                  (38)            --
-------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)     (1,661,234)    (3,622,742)
-------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                2,202,614     (1,060,463)

NET ASSETS
-------------------------------------------------------------------------------
Beginning of period                                  158,136,683    159,197,146
-------------------------------------------------------------------------------
END OF PERIOD (including undistributed net invest-
ment ncome $70,714 and $106,796, respectively)      $160,339,297   $158,136,683
-------------------------------------------------------------------------------
*Unaudited

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                       FOR THE PERIOD                               FOR THE
                                         JULY 3, 1995                                  NINE
                                        (COMMENCEMENT            SIX MONTHS          MONTHS
                                    OF OPERATIONS) TO                 ENDED           ENDED         YEAR ENDED
                                          NOVEMBER 30           NOVEMBER 30          MAY 31          AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
                                                 1995+                 1995+           1995*              1994
------------------------------------------------------------------------------------------------------------------------------------
                                              CLASS M**                             CLASS B
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $8.86                 $9.00           $8.83              $9.47
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                             .18                   .21             .34                .45
------------------------------------------------------------------------------------------------------------------------------------
Net realized/unrealized gain (loss)
on investments                                    .38                   .21             .17               (.61)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                  .56                   .42             .51               (.16)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                       (.18)                 (.21)           (.34)              (.45)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments              --                    --              --                 --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on
investments                                       --                     --              --               (.03)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                              (.18)                 (.21)           (.34)              (.48)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $9.24                 $9.21           $9.00              $8.83
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN AT
NET ASSET VALUE (%) (b)                          6.46(c)               4.78(c)         5.99(c)           (1.80)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (in thousands)           $2               $23,269         $21,538            $16,247
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets (%) (d)                                    .48(c)                .85(c)         1.19(c)            1.60
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets (%)                           2.08(c)               2.32(c)         3.89(c)            4.82
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          46.27(c)              46.27(c)        51.48(c)           34.68
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS [continued]
(For a share outstanding throughout the period) [continued]

                                  FOR THE PERIOD                     FOR THE                                   FOR THE PERIOD
                                   JULY 15, 1993           SIX          NINE                                 JANUARY 30, 1991
                                   (COMMENCEMENT        MONTHS        MONTHS                                    (COMMENCEMENT
                               OF OPERATIONS) TO         ENDED         ENDED                                OF OPERATIONS) TO
                                       AUGUST 31   NOVEMBER 30        MAY 31          YEAR ENDED AUGUST 31          AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
                                            1993          1995+         1995*         1994        1993     1992          1991
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Class A
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $9.39         $9.01         $8.84         $9.47       $9.07       $8.66       $8.50
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                        .11           .24           .38           .51         .54(a)      .57(a)      .33(a)
------------------------------------------------------------------------------------------------------------------------------------
Net realized/unrealized gain (loss)
on investments                               .03           .22           .17          (.61)        .47         .42         .16
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS             .14           .46           .55          (.10)       1.01         .99         .49
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.06)         (.24)         (.38)         (.50)       (.55)       (.57)       (.33)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments         --            --            --            --        (.06)       (.01)         --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on
investments                                   --            --            --          (.03)         --         --          --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                         (.06)         (.24)         (.38)         (.53)       (.61)       (.58)       (.33)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $9.47         $9.23         $9.01         $8.84       $9.47       $9.07       $8.66
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN AT
NET ASSET VALUE (%) (b)                     1.45(c)       5.22(c)       6.45(c)      (1.07)      11.54      11.85        5.84(c)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (in thousands)  $2,974      $137,068      $136,598      $142,950    $145,304    $88,566     $46,902
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
assets (%) (d)                               .19(c)        .53(c)        .70(c)        .97         .89         .58(a)      .16(a)(c)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets (%)                       .43(c)       2.66(c)       4.42(c)       5.55        5.82        6.34(a)     3.91(a)(c)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      5.72(c)      46.27(c)      51.48(c)      34.68        5.72       31.84       12.46(c)
------------------------------------------------------------------------------------------------------------------------------------

  + Unaudited.

  * The fiscal year has advanced from August 31 to May 31.

 ** Per share net investment income for class M has been determined on the basis of the weighted average number of shares outstanding during the period.

(a) Reflects expense limitation. As a result of these limitations, net investment income of the fund for the year ended August 31,
    1992 and the period ended August 31, 1991, reflect expense reductions of $0.03 and $0.05 per share, respectively.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Not annualized.

(d) The ratio of expenses to average net assets for the period ended November 30, 1995 included amounts paid through expenses offset arrangements. Prior period ratios exclude these amounts (see Note 2).

NOTES TO FINANCIAL STATEMENTS
November 30, 1995 (Unaudited)

NOTE 1
SIGNIFICANT ACCOUNTING POLICIES

The fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Arizona state income tax as Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. believes is consistent with preservation of capital by investing primarily in a portfolio of Arizona tax exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares. Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A SECURITY VALUATION Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by Putnam Management following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustee.

B SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C FUTURES AND OPTIONS CONTRACTS The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or which it invests to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D FEDERAL TAXES It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held and excise tax on income and capital gains. At May 31, 1995, the fund had a capital loss carryover of approximately $1,952,000 available to offset future net capital gain, if any, which will expire on May 31, 2003.

E DISTRIBUTIONS TO SHAREHOLDERS Income dividends are recorded daily by the fund and are distributed monthly. Capital gains distributions, if any, are recorded on the ex-dividend date and paid annually.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

F AMORTIZATION OF BOND PREMIUM AND ACCRETION OF BOND DISCOUNT Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the effective yield method.

G UNAMORTIZED ORGANIZATION EXPENSES Expenses incurred by the fund in connection with its organization, its registration with the Securities & Exchange Commission and with various states, and the initial public offering of its class A shares were $44,979. These expenses are being amortized over a five-year period.

NOTE 2
MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund for the quarter. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of any excess over $1.5 billion, subject to reduction in any year by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustee's fee of $710 and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

During the period ended November 30, 1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the period ended November 30, 1995, fund expenses were reduced by $129,262 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the period ended November 30, 1995, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $11,380 and $3 from the sale of class A and class M shares, respectively and received $51,219 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the period ended November 30, 1995, Putnam Mutual Funds Corp., acting as underwriter received no monies on class A redemptions.

NOTE 3
PURCHASES AND SALES OF SECURITIES

During the period ended November 30, 1995, purchases and sales of investment securities other than short-term municipal obligations aggregated $77,717,865, and $69,246,705, respectively. Purchases and sales of short-term municipal obligations aggregated $19,100,000 and $18,500,000 respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

NOTE 4
CAPITAL SHARES

At November 30, 1995, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                         SIX MONTHS ENDED NOVEMBER 30  NINE MONTHS ENDED MAY 31
                                       1995                      1995
-------------------------------------------------------------------------------
CLASS A                         SHARES        AMOUNT       SHARES        AMOUNT
-------------------------------------------------------------------------------
Shares sold                    636,185   $ 5,684,562    1,316,331   $11,401,930
-------------------------------------------------------------------------------
Shares issued in
connection with reinvest-
ment of distributions          181,139     1,616,650      309,532     2,664,890
-------------------------------------------------------------------------------
                               817,324     7,301,212    1,625,863    14,066,820
-------------------------------------------------------------------------------
Shares repurchased          (1,126,711)  (10,130,452)  (2,631,078)  (22,501,834)
-------------------------------------------------------------------------------
NET DECREASE                  (309,387)  $(2,829,240)  (1,005,215)  $(8,435,014)
-------------------------------------------------------------------------------

                       SIX MONTHS ENDED NOVEMBER 30    NINE MONTHS ENDED MAY 31
                                      1995                        1995
-------------------------------------------------------------------------------
CLASS B                        SHARES       AMOUNT        SHARES         AMOUNT
-------------------------------------------------------------------------------
Shares sold                   384,255   $3,431,543       733,286     $6,313,926
-------------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                  30,778      274,355        41,782        360,443
-------------------------------------------------------------------------------
                              415,033    3,705,898       775,068      6,674,369
-------------------------------------------------------------------------------
Shares repurchased           (283,551)  (2,539,875)     (219,915)    (1,862,097)
-------------------------------------------------------------------------------
NET INCREASE                  131,482   $1,166,023       555,153     $4,812,272
-------------------------------------------------------------------------------

                                                            FOR THE PERIOD
                                                             JULY 3, 1995
                                                           (COMMENCEMENT OF
                                                            OPERATIONS) TO
                                                              NOVEMBER 30
                                                                 1995
-------------------------------------------------------------------------------
CLASS M                                                  SHARES          AMOUNT
-------------------------------------------------------------------------------
Shares sold                                                 220          $1,947
-------------------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions                                 4              36
-------------------------------------------------------------------------------
                                                            224           1,983
-------------------------------------------------------------------------------
Shares repurchased                                           --              --
-------------------------------------------------------------------------------
NET INCREASE                                                224          $1,983
-------------------------------------------------------------------------------

RESULTS OF JULY 13, 1995 SHAREHOLDER MEETING
(Unaudited)

An annual meeting of shareholders of the fund was held on July 13, 1995. At the meeting, each of the nominees for Trustees was elected, as follows:

                                VOTES FOR             VOTES WITHHELD
--------------------------------------------------------------------------------
Jameson Adkins Baxter           9,725,606                 136,374
Hans H. Estin                   9,722,852                 139,129
John A. Hill                    9,732,030                 129,950
Elizabeth T. Kennan             9,717,960                 144,021
Lawrence J. Lasser              9,729,460                 132,520
Robert E. Patterson             9,731,445                 130,536
Donald S. Perkins               9,694,434                 167,546
William F. Pounds               9,725,561                 136,420
George Putnam                   9,718,099                 143,882
George Putnam, III              9,692,782                 169,199
E. Shapiro                      9,706,793                 155,187
A.J.C. Smith                    9,727,829                 134,151
W. Nicholas Thorndike           9,697,964                 164,017
--------------------------------------------------------------------------------

A proposal to ratify the selection of Coopers & Lybrand L.L.P. as auditors for the fund was approved as follows: 9,600,534 votes for, and 58,765 votes against, with 202,682 abstentions and broker non-votes. A proposal to eliminate the fund's fundamental investment restriction on investments in investment companies was approved as follows: 8,583,826 for, and 732,915 against, with 545,240 abstentions and broker non-votes. A proposal to amend the fund's fundamental investment restriction on investments in restricted securities was approved as follows: 8,288,047 for, and 901,430 against, with 672,504 abstentions and broker non-votes. All tabulations have been rounded to the nearest whole number.

FUND INFORMATION

INVESTMENT MANAGER                         OFFICERS
Putnam Investment                          George Putnam
Management, Inc.                           President
One Post Office Square
Boston, MA 02109                           Charles E. Porter
                                           Executive Vice President
MARKETING SERVICES
Putnam Mutual Funds Corp.                  Patricia C. Flaherty
One Post Office Square                     Senior Vice President
Boston, MA 02109
                                           Lawrence J. Lasser
CUSTODIAN                                  Vice President
Putnam Fiduciary Trust Company
                                           Gordon H. Silver
LEGAL COUNSEL                              Vice President
Ropes & Gray
                                           Gary N. Coburn
TRUSTEES                                   Vice President
George Putnam, Chairman
                                           James E. Erickson
William F. Pounds, Vice Chairman           Vice President

Jameson Adkins Baxter                      Howard K. Manning
                                           Vice President and Fund Manager
Hans H. Estin
                                           William N. Shiebler
John A. Hill                               Vice President

Elizabeth T. Kennan                        John R. Verani
                                           Vice President
Lawrence J. Lasser
                                           Paul M. O'Neil
Robert E. Patterson                        Vice President

Donald S. Perkins                          John D. Hughes
                                           Vice President and Treasurer
George Putnam, III
                                           Beverly Marcus
Eli Shapiro                                Clerk and Assistant Treasurer

A.J.C. Smith

W. Nicholas Thorndike


This report is for the information of shareholders of Putnam Arizona Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll-free: 1-800-225-1581.

SHARES OF MUTUAL FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

[LOGO: PUTNAM INVESTMENTS]                                    -------------
                                                              Bulk Rate
       THE PUTNAM FUNDS                                       U. S. Postage
       One Post Office Square                                 PAID
       Boston, Massachusetts 02109                            Putnam
                                                              Investments
                                                              -------------
22190  855/235/2AA  1/96